UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 9, 2007

CELSIA TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	33-64840 (Commission File Number)	91-2015441 (I.R.S. Employer Identification No.)

1395 Brickell Avenue, Suite 800 Miami, FL 33131 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (305) 529-6290

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2007, Hakan Wretsell resigned from the Board of Directors of Celsia Technologies, Inc. (the “Company”). Mr. Wretsell’s resignation was in connection with the Company’s previously reported termination of Mr. Wretsell as President and Chief Executive Officer of the Company. Copies of written correspondence furnished to the Company by Mr. Wretsell and his representatives concerning the circumstances surrounding his resignation are attached as exhibits hereto.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Exhibit
99.1	Letter dated November 5, 2007 from Shutts & Bowen LLP.
99.2	Letter dated November 9, 2007 from Hakan Wretsell

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIA TECHNOLOGIES, INC.

Date: November 9, 2007	By:	/s/ Jorge A. Fernandez
	Name:	Jorge A. Fernandez
	Its:	Chief Financial Officer